UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2021

FibroGen, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36740	77-0357827
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

FibroGen, Inc.

409 Illinois Street

San Francisco, CA 94158

(Address of principal executive offices, including zip code)

(415) 978-1200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	FGEN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2021 annual meeting of stockholders of FibroGen, Inc. (“FibroGen” or the “Company”) held on May 26, 2021, the stockholders voted on the three proposals listed below. The proposals are described in detail in the Company’s definitive proxy statement for the 2021 annual meeting, filed with the Securities and Exchange Commission on April 13, 2021. The results of the matters voted upon at the meeting were:

(1)

All of the Class I nominees of the board of directors were elected to hold office until the Company’s 2024 annual meeting of stockholders. The nominees were: (i) James A. Schoeneck: 59,474,990 shares of Common Stock voted for, 3,747,660 withheld, and 15,220,272 broker non-votes; (ii) Jeffrey W. Henderson: 58,673,671 shares of Common Stock voted for, 4,548,979 withheld, and 15,220,272 broker non-votes; and (iii) Maykin Ho, Ph.D.: 60,438,888 shares of Common Stock voted for, 2,783,762 withheld, and 15,220,272 broker non-votes.

The term of office of Class II directors Suzanne Blaug, Benjamin F. Cravatt, Ph.D., Jeffrey L. Edwards, and Rory B. Riggs, continues until the Company’s 2022 annual meeting of stockholders. The term of office of Class III directors Enrique Conterno, Aoife Brennan, M.B., B.Ch., Thomas F. Kearns Jr., and Gerald Lema, continues until the Company’s 2023 annual meeting of stockholders. Kalevi Kurkijarvi, Ph.D., currently a Class III director, will retire from FibroGen’s board of directors effective June 30, 2021.

(2)

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the 2021 definitive proxy statement: 57,352,169 shares of Common Stock voted for, 5,415,148 against, and 455,333 abstaining.

(3)

The stockholders ratified the selection of PricewaterhouseCoopers LLP, by the Audit Committee of the FibroGen board of directors, as the independent registered public accounting firm of the Company for the year ending December 31, 2021: 76,689,582 shares of Common Stock voted for, 1,546,768 against, and 206,572 abstaining.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBROGEN, INC.
Dated: May 27, 2021
	By:	/s/ Michael Lowenstein
Michael Lowenstein
Chief Legal Officer